Friday, August 24, 2018 Seaport Global Roadshow Exhibit 99

Solutions that DRIVE Productivity

Safe Harbor Statement & Disclosure
This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and
10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results.
Guidance noted in the following slides was effective as of the Company’s most recent earnings release and conference call (August 1, 2018). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance.
This presentation is not an offer to sell or a solicitation of offers to buy any of
Hyster-Yale’s securities.

Solutions that DRIVE Productivity
Hyster-Yale at a Glance

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers.
_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 28.
(2)
Includes 600 employees from HY Maximal, acquired by the Company on June 1, 2018.
Key Metrics
In
millions (except employee data)
LTM
6/30/18
Lift Truck
Bolzoni
Nuvera
Revenue
$2,867.3
$197.4
$1.4
Operating Profit (loss)
$96.4
$9.5
($41.5)
Net Income (loss)
$57.4
$6.5
($28.9)
EBITDA
(1)
$157.0
$20.1
($35.2)
ROTCE
(1)
(Net debt basis)
17.0%
4.4%
n/m
Net Debt at end of period
$92.8
$28.0
n/m
Approximate # of Employees (globally)
6,500
(2)
900
200
LTM 6/30/18 Sales by Segment
Separate lift truck, attachment and fuel cell segments
Americas
62.6%
EMEA
25.3%
JAPIC
6.4%
Bolzoni
5.6%
Nuvera
0.1%

Forklifts
Internal
Combustion
Engine
Lithium-Ion
Reach
Stackers
Big Trucks
Very Narrow Aisle Trucks
Products for All Needs…

Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion
Engine
(cushion tire)
Internal Combustion
Engine (pneumatic tire)
3
wheel
Electric
4 wheel Electric
Pallet Trucks
Stackers
Order Pickers
Reach Trucks
Empty
/
Laden
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Warehouse Equipment
Warehouse Equipment
Over 290 different truck models available
Electric
CB
Electric
CB
Container
Handlers
Internal
Combustion Engine
Counterbalance
Solutions that DRIVE Productivity

…with a Broad Range of Power Options, Attachments and Solutions

Push Pulls
Lifting Tables
Electric Counterbalanced
Rider Trucks
Electric Narrow Aisle Trucks
Electric Hand Trucks
Internal Combustion Engine (cushion tire)
Internal Combustion Engine (pneumatic tire)
CLASS 1, 2 & 3
Fuel Cell
Engine
LPG &
Bi-fuel
Diesel Tier 3 /
Stage III
LPG & CNG
Diesel Tier 4 /
Stage IV
Lithium-ion
Battery
CLASS  4 & 5
Clamps
Multipallets
Rotators
Sideshifters
Fork
Positioners
Forks
45,000+ assets
under management
Power Options
Attachments
Solutions
Solutions that DRIVE Productivity

Key Perspectives

Global markets
expected to be strong
for next several years
Investments
to expand
HY’s product and
solutions portfolio and
geographic breadth
and
depth
Core lift truck
programs
aim to
trigger organic growth
through intensified
industry focus
Nuvera
remains
a
venture
business
with
developed
technology;
break
even
by
late 2019
Lift Truck business objective of 7% operating profit margin in the medium term, with an added focus on progressive revenue growth and achieving ROTCE above 20%
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
Long-term CAGR (2004 –
2017) = 5.4%
_____________________
Source: ITA. Represents quarterly order intake.
Global Industry Remains Strong
(units in thousands)
Global Lift Truck Industry Size
_____________________
Trend line represents 5.4% long-term CAGR Average Industry Size. Source:  WITS.  Represents annual order intake.
North America Retail Lift Truck at Peak Trend
Lift Truck Industry –
Unit Distribution by Class
_____________________
Source: WITS.  LTM 6/30/18
Orders Reports.
ICE = Internal Combustion Engine
Total Industry  = 1,502k Units
Class 4
ICE
4%
Market Size -
$
_____________________
Source: Internal Company estimates
Market Size -
Units
Class 5
ICE
56%
Class 1
Electric
19%
Class 2
Electric
11%
Class 3
Electric
10%
Estimated Industry Revenue Mix
_____________________
Source: WITS.  LTM 6/30/18
Orders Reports.
Global Lift Truck Industry Breakdown (Units)
Trend
Upper Limit
Lower Limit
NA

Class 1 Electric
17%
Class 2 Electric
9%
Class 3
Electric
36%
Class 4 ICE
2%
Class 5 ICE
36%
Europe 32%
Americas 22%
China 29%
Japan 6%
Asia-Pacific 7%
Middle East & Africa 4%
872
547
794
975
944
1,010
1,094
1,100
1,182
1,395
1,502
0
300
600
900
1,200
1,500
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM2018
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000

A Positive Profitability Trend Despite Strengthening Headwinds

Key Variables
Impacting
Performance
Impact on HY
2017
2018
Market Cycle
by Country
+
=
Market Size by Industry
+
+
Market Size by Product
= / +
=
Commodity Prices/Tariffs
_
_
Pricing
+
= /
-
Strength
of Dollar
=
_
Operational Effectiveness
+
+
Core SG&A Expenses
_
_
($ in millions)
7% LIFT TRUCK OPERATING PROFIT MARGIN TARGET
4.1%
Gap
3.6%
Gap
Solutions that DRIVE Productivity
$57.5
$72.4
$96.4
2.1%
2.9%
3.4%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$20.0
$45.0
$70.0
$95.0
$120.0
$145.0
2007
2016
LTM Q2 2018

Solutions that DRIVE Productivity
Lift Truck Business Target Economics Goal and Gap to Target
Achieve 7%
operating profit
margin
target over
the medium term
Achieve ROTCE
> 20%
Target
Economics gap
closure can be
achieved with
unit volume…
Stronger Industry
+ Share Growth
= Volume Leverage
LTM 6/30/18 Gap to Target Economics
Actual Lift Truck Operating Profit Margin %
3.4%
Margin
Variances
1.7%
Volume
Variances*
1.9%
Manufacturing
variances/other
0.2%
Operating Expenses
1.7%
Lift Truck Operating Profit Margin % Gap
3.6%
Lift Truck Operating Profit Margin % Target
7.0%
*Expected to achieve with annual sales of 115,000 HY-produced lift truck units, excluding trucks sold by Maximal.

Our Strategies address Changing Landscape and will Drive Our Economic Engine
Basic Business Areas
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital requirements
Leader in
Independent
Distribution
Grow in
Emerging
Markets
Leader in Delivery of Industry-
& Customer-Focused Solutions
Leader in Fuel Cells &
Their Applications
Low Cost of Ownership
& Enhanced
Productivity for
Customers
Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives are designed to drive the economic engine by increasing market share...
Leader in the
Attachments
Business
A
large
lift
truck
population
base
drives
parts
and
service
volume
resulting
in
enhanced
profitability
for
Hyster-Yale
and
dealers

Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
#1: Leader in Independent Distribution

Enhancing performance
Dealer Excellence programs
Dealer incentives
Term-based contracts
1,000+
global dealer
locations
2,000+
application
consultants
11,000+
service
technicians
Strengthening the
distribution footprint
Sales and Service territories (SSTs)
Competitor conversions
In-territory acquisitions
Independent
Exclusive
Entrepreneurial
Profitable
Committed partner
Dual-line or single
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
#2: Leadership in Delivering Industry-
& Customer-Focused Solutions

Solutions that DRIVE Productivity
LOGISTICS
MANUFACTURING
DURABLE
GOODS
FOOD &
BEVERAGE
NATURAL
RESOURCES
& MATERIALS
CONSUMER
& BUSINESS
TRADES
SHORT-
TERM
RENTALS
Source: 2017 ITA Market Size and Mix by Vertical and Segment
Warehouse                    Counterbalanced

Solutions that DRIVE Productivity
Sales Deployment

Top Buyers
~200 accounts
Industry
Leaders
~1600 Accounts
Rest
of the
Market
35%
40%
•
Committed to customer-obsessed, industry-specific, strategic partnerships
•
~200
designated accounts with annual purchases of ~60,000 units and high market share
•
Over 2,400
Customer and Dealer Visits per year
•
Committed to working with dealers to identify, serve needs of large
“Industry Leader” accounts
•
Develop and execute “Account Development Plans”  and enhance the knowledge /skills of dealer sales personnel
•
Create “why change, why now, why us” messaging
•
Area Business Managers
•
Field-Based Specialized Sales Support
•
Inside Sales Support
•
Field Parts Sales Support
•
Financial Services Managers
•
Regional Aftermarket Managers
•
Field Service Engineers
High
Value
25%
Percentage of Lift Truck Market and Market Share Performance
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
#3: Delivering Low Cost of Ownership & Enhanced Productivity for Customers

New RS45 Reachstacker
Segmentation –
Right Product at Right Price
Leads to Lower Cost of
Ownership
Constant power and refuel
as quick as 3 minutes
No batteries or battery
charging rooms
Environmentally clean
Battery Box Replacements
Balyo
Collaboration
Automated
Reach Truck
Internally
Developed
Automation (IDA)
HY Automation with Dual-Mode Operation
Lithium Ion Solutions
Battery Box Replacement
Trucks Lithium-ion Ready
•
Food and beverage
•
Paper industry
•
Automotive
•
Cold storage
Integrated Lithium-ion Truck
ICE like Performance
•
High-voltage powertrain
•
Excellent productivity
•
6-9T capacity
•
Fast charge
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
#4: Grow in Emerging Markets

MATURE MARKETS 817,880
EMERGING MARKETS 683,980
M A R K E T   S I Z E   S U B
–
T O T A L S
Indicative Map Only: Company’s estimate of market type
Emerging
versus Mature
Lift Truck Market Size (Last 12 months)
Top Global Manufacturers
are increasing product depth
into utility and standard product
line-up
Lift Truck Competition
is Repositioning
Premium
Sub-Utility
Standard
Utility
Top Chinese Manufacturers
are increasing quality and
specification of Utility &
Standard product line-up
NORTH
AMERICA
283,370
WESTERN
EUROPE
400,650
PACIFIC
25,600
JAPAN
88,320
MIDDLE
EAST &
AFRICA
46,170
INDIAN
SUBCONTINENT
15,000
ASIA
67,370
CHINA
428,180
EASTERN
EUROPE
86,650
LATIN
AMERICA
24,400
BRAZIL
16,210
MEXICO
11,580
SOUTH
AFRICA
8,360
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity

Best Value
Best Fit
Best Potential
•
Management
•
Culture
•
Local market experience
•
Production and design capability
•
Facilities and location
•
Brand and distribution network
•
Utility Counterbalance forklifts
•
Big Trucks
•
Rough Terrain forklifts
•
Side Loader forklift
Organization
Product
People
Acquired a 75% Interest in Hyster-Yale Maximal Forklift [Zhejiang] Co., Ltd.
Rationalize
Operations
Leverage Cost
Advantage
Improve
Operations
Enhance
Development
Expand
Products
Optimize
Distribution
Near Term Synergy Plan
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
#5: Leader in Attachments Business

A complete range of attachments to serve material handling industries in the area of forest products, food and beverage, white goods, logistics, chemistry, automotive and many others…
Synergy Opportunities
•
Growth of Attachment business in Americas
•
Growth of Lift Truck business in Europe
•
Utilize Bolzoni’s
excess capacity
Stand-Alone Supplier
Preferred supplier to HY
Arms-length sales
Commercial
confidentiality
Key supplier partner
Purchasing leverage
Broader market access
Part of Hyster-Yale
One of the
worldwide leading
manufacturers of
lift truck
attachments, forks
and lift tables
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
#6:  Leader in fuel cells and their applications

High technology fuel cell company
Integrator of fuel cell engines into lift trucks
Solutions that DRIVE Productivity
Design of BBR and
Integrated Solutions
Reliability Growth
Engineering
Manufacture of BBR and
Integrated Solutions
Sales & Marketing
Product Support in Field
Design of Fuel Cell Stacks
and Engines
Reliability Growth
Engineering
Manufacture of Fuel Cell
Stacks and Engines
Sales & Marketing to
OEM’s  and Partners
Development of
Hydrogen Compression
Technology & Products

Solutions that DRIVE Productivity
Future Non-Lift Truck Growth Opportunities

Heavy duty applications
Port equipment
Delivery vehicles
Buses
China market entry
Market research
First agreement signed
Other opportunities in evaluation
Low
cost sourcing
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
        HY
        HY
        HY
Lift Truck
(1)
Bolzoni
(1)
Nuvera
(1)
        Q2 2018
       Q2 2017
Variance
    LTM 6/30/18
Revenues
$720.1
$52.5
$0.4
$765.6
$685.5
$80.1
$3,040.4
Gross Profit
$110.3
$16.8
($0.7)
$126.2
$121.7
$4.5
$513.1
Operating Expenses
($93.0)
($13.6)
($8.8)
($115.4)
($104.2)
($11.2)
($449.3)
Operating Profit (Loss)
$17.3
$3.2
($9.5)
$10.8
$17.5
($6.7)
$63.8
Net Income (Loss)
$11.0
$2.1
($6.9)
$5.6
$16.4
($10.8)
$34.6
EBITDA
(2)
$26.7
$5.5
($10.1)
$21.9
$31.2
($9.3)
$141.3
Results for Q2 2018 Consolidated vs. Q2 2017
Hyster-Yale’s business units are at different stages, which makes the variance best understood by individual business unit
($ in millions)

_____________________
(1)
These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information.
(2)
EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 28.
Q2 2018 Trends
•
Revenue improvement on increased volumes,
currency translation and Maximal acquisition
•
Gross profit percent declined due to unit margin
compression related to material price inflation
•
Operating expenses continue to grow consistent
with strategic programs
2018 Outlook
•
Lift Truck: Expected FY increase in units and parts revenues, but modest decrease in
FY operating profit as H2 improvements driven by price increases gaining traction not expected to fully offset H1 declines from material cost inflation and higher SG&A.
Absence of 2017 unfavorable tax adjustments expected to lead to higher net income.
•
Bolzoni: Revenues, operating profit and net income expected to increase
•
Nuvera: Operating loss expected to modestly decrease & net loss comparable to
2017

Solutions that DRIVE Productivity
Hyster-Yale Use of Cash Priorities

Return Cash to Stockholders
Investments in Adjacent or Complementary
Businesses
Investments in Fuel Cell Business
Investments in Share Gain Programs
Investments in Lift Truck & Attachments Businesses
Strategic initiatives to accelerate growth or
enhance margins
Acquisitions of technologies and other
forklift-related businesses
Investments
to
commercialize
Nuvera’s
fuel
cell technology
2016
2017
YTD 2018
Annual Dividends
(1)
$19.2m
$1.18/share
$19.8m
$1.21/share
$10.1m
$1.24/share
2012 to 2014
Share Buyback
$49.8m  /   694,653 shares of Class A common stock

Solutions that DRIVE Productivity
Valuation Approach Needs to Vary By Business

Lift Truck and Attachment Businesses
Lift Truck and Attachment Businesses
Fuel Cell Business
Fuel Cell Business
•
Board Oversight as Separate Businesses
•
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Market Leading Products and Position
Mature Cyclical Industry
Value using Traditional Valuation Model of
EBITDA Multiple on a Net Debt Basis
Multiple should reflect ROIC levels and
growth prospects
Developing / Technology Industry
Distinct Technology / Patents in Fuel Cell
and Hydrogen Generation
Operating Cash Invested in New Product
Commercialization / Ramp Up
Value as Venture Business with Developed
Technology

Solutions that DRIVE Productivity
One Set of Strategies, Different Priorities for Execution

Americas
HYG Position: Strong
Full execution of strategies
Significant investment to
enhance share
Increased dual-brand coverage
Europe,
Middle East, Africa
HYG Position :Moderate
Industry and customer solutions
Low cost of ownership
Distribution enhancements
JAPIC
HYG Position: Varies
Acquisition and partnership
Emerging Market
Development Center
Distribution strengthening

Solutions that DRIVE Productivity
Key Developments Over Past 18 Months

Nuvera strategy
implementation –
clear focus
Bolzoni fully
integrated and
performing well
Improved financial
performance in core lift
truck business
Developments in
automation and key
product platforms
Industry focus with new
sales and marketing
organizations
Solid base for expansion
in developing markets
being established

Solutions that DRIVE Productivity
A Compelling Investment Scenario over the Next Few Years

Core lift truck business poised for strong revenue and income growth
•
Aggressive investments in share gain
•
New product platforms under development
Core lift truck business poised for strong revenue and income growth
•
Aggressive investments in share gain
•
New product platforms under development
Bolzoni
business
has
significant
upside
•
Additional products under review
•
Americas growth potential
Bolzoni
business
has
significant
upside
•
Additional products under review
•
Americas growth potential
Nuvera business currently having a significant impact on current valuation, but:
•
Solid path for profitability established
•
Partner established in China, others in process
Nuvera business currently having a significant impact on current valuation, but:
•
Solid path for profitability established
•
Partner established in China, others in process

Solutions that DRIVE Productivity
by selling and
producing
115,000
HY-factory
trucks
by selling and
producing
115,000
HY-factory
trucks
In Summary, Over the Next Few Years….

Get to
approximately
$4 billion
HY Lift Truck
segment
revenue
irrespective of
industry size and
maintain ROTCE
>20%
Get to
approximately
$4 billion
HY Lift Truck
segment
revenue
irrespective of
industry size and
maintain ROTCE
>20%
to
Fill existing
assembly
line
capacity
through
Significant
share
growth
Which leverages
Technology
accelerators and
business
acquisitions
Get
Bolzoni
operating profit
margins to 7%
Move
Nuvera to
break-
even by late 2019 then on
toward profitability

Solutions that DRIVE Productivity 27 Financial Appendix

Solutions that DRIVE Productivity
Non-GAAP Disclosure

EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
EBITDA
is
defined
as
income
(loss)
before
asset
impairment
charges,
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Return
on
Total
Capital
Employed
(“ROTCE”)
is
defined
as
net
income
(loss),
as
reported,
before
interest
expense,
after
tax
and
before
the
impact
of
U.S.
Tax
Reform
legislation,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
Adjusted
Cash
Flow
before
Financing
is
defined
as
cash
from
operating
activities
less
cash
from
investing
activities,
excluding
the
approximately
$80m
impact
of
an
unplanned
systems-related
acceleration
of
supplier
payments
in
December
2016.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.

Solutions that DRIVE Productivity
Non-GAAP Reconciliation

_____________________
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines
EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.
($ in millions)
Year Ended December 31
Qtr.
Qtr.
Consolidated
2013
2014
2015
2016
2017
6/30/2017
6/30/2018
6/30/2018
Reconciliation of EBITDA
Net income attributable to stockholders
$      110.0
$      109.8
$        74.7
$      42.8
$          48.6
16.4
$
5.6
$
$          34.6
Nuvera asset impairment
-
-
-
-
4.9
-
-
4.9
Noncontrolling interest income (loss)
0.2
0.4
0.4
(0.5)
0.3
-
0.1
0.4
Income tax provision (benefit)
17.2
39.9
29.4
(4.0)
44.9
1.9
3.8
45.5
Interest expense
9.0
3.9
4.7
6.7
14.6
2.6
4.0
18.2
Interest income
(1.8)
(1.1)
(1.5)
(2.0)
(3.6)
(0.5)
(1.0)
(4.6)
Depreciation and amortization expense
30.2
29.7
28.9
39.1
42.8
10.8
9.4
42.3
EBITDA
$      164.8
182.6
$
136.6
$
82.1
$
152.5
$
31.2
$
21.9
$
141.3
$
Trailing
12 Months
($ in millions)
Year Ended December 31
Qtr.
Qtr.
Lift Truck
2013
2014
2015
2016
2017
6/30/2017
6/30/2018
6/30/2018
Reconciliation of EBITDA
Net income attributable to stockholders
$      110.0
$      111.2
$        89.3
$         66.9
$         71.8
23.8
$
11.0
$
$          57.4
Noncontrolling interest income (loss)
0.2
0.4
0.4
(0.5)
(0.4)
(0.2)
-
(0.2)
Income tax provision
17.2
40.7
39.4
12.2
59.4
5.1
5.2
56.9
Interest expense
9.0
3.9
4.7
6.9
13.9
2.4
3.8
17.5
Interest income
(1.8)
(1.1)
(1.5)
(3.0)
(3.7)
(0.5)
(1.0)
(4.7)
Depreciation and amortization expense
30.2
29.6
27.3
28.1
29.6
7.6
7.7
30.1
EBITDA
164.8
184.7
159.6
$     110.6
170.6
38.2
26.7
157.0
Trailing
12 Months
$
$
$
$
$
$
$

Solutions that DRIVE Productivity
Non-GAAP Reconciliation (continued)

_____________________
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.
($ in millions)
Qtr.
Qtr.
Nuvera
2014
2015
2016
2017
6/30/2017
6/30/2018
6/30/2018
Reconciliation of EBITDA
Net loss attributable to stockholders
$         (1.4)
$       (14.6)
$       (23.8)
$       (26.7)
(6.3)
$
(6.9)
$
$       (28.9)
Nuvera asset impairment
-
-
-
4.9
-
-
4.9
Noncontrolling interest income
-
-
-
-
-
-
-
Income tax benefit
(0.8)
(10.0)
(15.8)
(15.3)
(4.2)
(2.6)
(12.6)
Interest expense
-
-
-
-
-
-
-
Interest income
-
-
-
-
-
-
-
Depreciation and amortization expense
0.1
1.6
1.5
2.0
0.4
(0.6)
1.4
EBITDA
(2.1)
$
(23.0)
$
(38.1)
$
(35.1)
$
(10.1)
$
(10.1)
$
(35.2)
$
Trailing 12
Months
Year Ended December 31
($ in millions)
Bolzoni
2016
2017
6/30/2017
6/30/2018
6/30/2018
Reconciliation of EBITDA
Net income attributable to stockholders
$                    (0.3)
3.9
$
(0.1)
$
2.1
$
6.5
$
Noncontrolling interest income
-
0.7
0.2
0.1
0.6
Income tax provision (benefit)
(0.4)
1.0
0.3
0.8
1.4
Interest expense
0.8
0.8
0.2
0.3
0.9
Interest income
-
-
-
(0.1)
(0.1)
Depreciation and amortization expense
9.5
11.2
2.8
2.3
10.8
EBITDA
9.6
$
17.6
$
3.4
$
5.5
$
20.1
$
Trailing 12
Months
9 Months Ended
December 31
Year Ended
December 31
Qtr.
Qtr.

Solutions that DRIVE Productivity
Non-GAAP Reconciliation (continued)

_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the
Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
(1) Lift Truck return on capital employed excludes the average initial investment of $99.3 million for the acquisition of Bolzoni and continuing average investments of $80.4 million in Nuvera.  Investment numbers are based on a 5-point average.
Reconciliation
of
Return
on
Total
Capital
Employed
/
Adjusted
Return
on
Capital
Employed
(ROTCE)
Consolidated
Lift Truck
(1)
Nuvera
Bolzoni
LTM 6/30/18
Average Stockholders' Equity (6/30/18, 3/31/18, 12/31/17, 9/30/17 and 6/30/17)
$559.4
$619.0
$18.1
$126.7
Average Debt (6/30/18, 3/31/18, 12/31/17, 9/30/17 and 6/30/17)
288.3
245.3
1.3
47.9
Average Cash (6/30/18, 3/31/18, 12/31/17, 9/30/17 and 6/30/17)
(215.7)
(383.9)
(0.1)
(11.5)
Average capital employed
$632.0
$480.4
$19.3
$163.1
Net income (loss)
$34.6
$57.4
$(28.9)
$6.5
13.6
12.8
-
0.8
Less: Income taxes on interest expense, net at 38%
(5.2)
(4.9)
-
(0.3)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax
$43.0
$65.3
$(28.9)
$7.0
Plus:  Income tax
expense impact of U.S. Tax Reform
38.2
36.4
1.6
0.2
Less:
U.S. Tax Reform impact on equity earnings
(19.8)
(19.8)
-
-
Adjusted return on capital employed = Actual
return on capital employed less impact of U.S. tax reform
$61.4
$81.9
$(27.3)
$7.2
Actual return on capital employed percentage
6.8%
13.6%
n/m
4.3%
Adjusted return on capital employed percentage
9.7%
17.0%
n/m
4.4%
($ in millions)
Plus: Interest expense, net

Solutions that DRIVE Productivity
Cash Flow before Financing Calculation

Consolidated
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
2013
2014
2015
2016
2017
6/30/2018
6/30/2018
Reconciliation of Cash Flow before Financing
Net cash provided by (used for) operating
activities
$152.9
$100.0
$89.4
$(48.9)
$164.7
$23.5
$76.4
Net cash used for investing activities
(26.1)
(44.4)
(31.3)
(145.1)
(47.3)
(82.5)
(114.1)
Cash Flow before Financing
$126.8
$55.6
$58.1
$(194.0)
$117.4
($59.0)
($37.7)
Impact
of accelerated supplier payments
-
-
-
80.0
(80.0)
-
-
Adjusted Cash Flow before Financing
$126.8
$55.6
$58.1
$(114.0)
$37.4
($59.0)
($37.7)

Solutions that DRIVE Productivity 33 Supplemental Information

Hyster founded in
Portland, Oregon
as the Willamette
Ersted Company
1929
1944
1959
Company name
officially changed
to Hyster
Company
First Hyster
container
handling
trucks
1875
1920
Yale Lock Mfg.
broadens its
scope into
materials
handling
Yale and Towne
launched a new
battery powered
low-lift platform
truck
1963
Yale forklift truck
business merges
with Eaton Mfg.
Industrial Truck
Division
1950
Yale added gas,
LP gas and
diesel-powered
fork lift trucks to
its range
Hyster introduces
the famous
Monotrol®
pedal
1971
Yale forges a
partnership
with
Sumitomo
Ltd
2011
2011
NMHG
introduces the
UTILEV
®
lift
truck for the
utility segment
of the market
2016
2016
1985
Yale acquired
by NACCO
Industries
1989
Hyster acquired
by NACCO
Industries
NMHG renamed
Hyster-Yale Group
HY completes
acquisition of 100%
of Bolzoni S.p.A.
The History of Hyster-Yale and its brands

1989
1989
2012
2012
Hyster-Yale
formed as
independent
public company
following spin-
off by NACCO
2014
2014
NMHG, HY’s
operating
company,
acquires Nuvera
to enter the fast-
growing hydrogen
fuel cell market
Hyster and Yale
merge to form
NACCO
Materials
Handling Group
(NMHG)
June 2018
June 2018
HY acquires a
75% interest in
Zhejiang Maximal
Forklift Company
Limited
–
renamed HY
Maximal
Solutions that DRIVE Productivity

Hyster-Yale’s Global Footprint

Ramos Arizpé, Mexico
Fabrication Manufacture
Sulligent, Alabama
Component Manufacture
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture;
Warehouse Development Center
Cleveland, Ohio
Corporate
Headquarters
Danville, Illinois
Parts Distribution Center
Charlotte, North Carolina
Experience Center
Barueri, Brazil
Brazil Marketing and
Administration Center
Itu, Brazil
Lift Truck Manufacture;
Parts Distribution Center
Craigavon, N. Ireland
Lift Truck Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development
Center; Parts Distribution Center
Masate, Italy
Lift Truck Manufacture; European
Warehouse Development Center
Shanghai, China (JV)
Lift Truck Manufacture;
Parts Distribution; China
Marketing and
Administration Center
Obu, Japan (JV)
Lift Truck Manufacture;
Parts Distribution
Cavite, Philippines (JV)
Fabrication Manufacture
Irvine, Scotland
European Administration Center
Hanoi, Vietnam (JV)
Component Manufacture
Sydney, Australia
Division Headquarters;
Parts Distribution
Pune, India
Engineering, Supply Chain
and Marketing Center
Frimley, UK
Division Headquarters;
Engineering Concept Centre
Kuala Lumpur, Malaysia
Asia Support Office
Hefei, China
Supply Chain
Center
Fairview, Oregon
Counterbalanced
Development Center;
Administration Center
San Donato, Italy
European Offices; Research &
Development; Testing Facilities
Billerica, Massachusetts
Fuel Cell Business
Headquarters; Research
and Development;
Manufacturing and Sales
Homewood, Illinois
Attachment Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment,
Lift Table and Fork Manufacture
Järvenpää, Finland
Attachment
Manufacture
Salzgitter, Germany
Attachment Manufacture
Wuxi, China
Attachment Manufacture
Hebei, China
Fork Manufacture
Pointe-Claire,
Canada
Commercial
Subsidiary
Prestons/Sydney, Australia
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Montcarda/Reixac, Spain
Commercial Subsidiary
Forbach, France
Commercial Subsidiary
Prato, Italy
Attachment Manufacture
Lublin, Poland
Commercial Subsidiary
Moscow, Russia
Commercial
Subsidiary
Korschenbroich,
Germany
Commercial Subsidiary
Gävle, Sweden
Commercial
Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
LEGEND:
Tyler, Texas
HY Telematics
Chessy, France
Commercial Offices
Neu-Isenburg, Germany
Commercial Offices
Weeze, Germany
Experience & Test Center
Hangzhou, China (JV)
Lift Truck Manufacture
(Maximal)
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
ICE Units
48%
Electric Units
29%
Bolzoni
5%
Aftermarket
13%
Service, Rental
& Other
5%
Overview and Sources of Revenue

2017 Worldwide Sales by Product
_____________________
(1)
Represents Hyster-Yale North American Lift Truck unit shipments by industry.
(2)
Includes Big Truck sales that represent 12.6% of total sales.
A leading global lift truck manufacturer in terms of units sold
2017 Retail Lift Truck
Shipments
by
End
Market
(1)
#4
Globally in 2017
Large installed lift truck
base that drives parts
sales
Over 830,000
units worldwide at
12/31/17
HY sales of ~ 96,600 lift truck
units in LTM 6/30/18
~89,000 units sold –
produced in HY plants
~ 7,600 units sold –
produced
by JV or other
third parties
Additional >
6,800 lift
truck units sold
in
Japan in 2017
Direct sales by JV partner
(2)
National
Accounts
17%
Independent
Dealers
83%
2017 Lift Truck
Distribution Channel Mix
Manufacturing
13%
Consumer and
Business Trades
13%
Durable Goods
11%
Natural Resources
& Materials
14%
Short-term
Rental 12%
Food and
Beverage
23%
Logistics
14%

Solutions that DRIVE Productivity
Historical Consolidated Revenue

$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,767
$2,578
$2,570
$2,885
$3,040
$0
$1,000
$2,000
$3,000
$4,000
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM
6/30/18
($ in millions)

Lift Truck Unit Class Shipments

Industry Units by Geography
_____________________
Source: Company: LTM 6/30/18 Units Shipped
Note:  Units sold direct by SN JV are not included
HY Lift Truck Units Sold by Geography
_____________________
Source: WITS.  LTM 6/30/18 Orders Reports.
_____________________
Source: WITS.  LTM 6/30/18 Orders Reports.
ICE = Internal Combustion Engine
_____________________
Source: Company: LTM 6/30/18 Units Shipped
Note:  Units sold direct by SN JV are not included
ICE = Internal Combustion Engine
Industry Units by Class
HY
Lift
Truck
Units
by
Class
(1)
_____________________
Source: Internal Company estimates
Industry Unit Revenue by Class
HY Lift Truck Unit Revenue by Class
(1)
_____________________
Source: Company: LTM 6/30/18 Unit Revenues
(1) Graphs exclude the 600 units sold by Hyster-Yale Maximal in June 2018.
Class 1
Electric
21%
Class 2
Electric
9%
Class 3
Electric
7%
Class 4 ICE
12%
Class 5 ICE
51%
Europe
32%
Americas
22%
China
29%
Japan 6%
Asia-
Pacific
7%
Middle
East &
Africa 4%
Americas
62%
EMEA
31%
Asia-
Pacific/
Japan
4%
China 3%
Class 1
Electric
17%
Class 2
Electric
9%
Class 3
Electric
36%
Class 4
ICE
2%
Class 5
ICE
36%
Class 1
Electric
20%
Class 2
Electric
9%
Class 3
Electric
30%
Class 4
ICE
9%
Class 5
ICE
32%
Class 1
Electric
19%
Class 2
Electric
11%
Class 3
Electric
10%
Class 4 ICE
4%
Class 5 ICE
56%
Solutions that DRIVE Productivity

Secular Shift in Product Mix
Today
2017
_____________________
Source: WITS. Orders Reports.
ICE = Internal Combustion Engine
Utility = HYG Estimates
DRIVERS:
•
Customer shift
•
Growth of warehousing and logistics
•
Environmental, health and safety
•
Evolving technologies
•
Growth in emerging markets
Previous Peak
2007

Class 1
Electric
17%
C1/2
Utility
1
%
Class 2
Electric
10%
Class 3
Electric
27%
C3 Utility
0%
Class 4 ICE
3%
Class 5
ICE
32%
C5 Utility
10%
Class 1
Electric
14%
C1/2
Utility
3%
Class 2
Electric
10%
Class 3
Electric
29%
C3 Utility
5%
Class 4 ICE
3%
Class 5
ICE
18%
C5 Utility
18%
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
Japan
Western
Europe
Eastern
Europe
Brazil
North
America
Middle
East &
Africa
Latin
America
(excluding
Brazil)
Asia
(excluding
China &
Japan)
China
( 3 & 12 months rate of change trend)
Global Lift Truck Market Rates of Change
_____________________
Source: WITS. Bookings Reports.

Solutions that DRIVE Productivity
Lift Truck Market Size Data

Lift Truck Market Size Data
WITS Orders Basis (1)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Europe
265,896
278,024
312,455
327,173
380,557
445,583
411,107
222,883
299,387
368,286
North America
147,322
155,191
186,192
198,058
212,953
191,384
159,279
98,338
136,050
169,589
Total Americas
158,388
168,471
206,225
221,155
242,186
234,353
200,178
118,835
180,903
224,501
A/P, China and Japan (1a)
138,452
155,094
185,530
201,062
232,438
271,018
260,246
205,114
314,162
381,795
Global Market
562,736
601,589
704,210
749,390
855,181
950,954
871,531
546,832
794,452
974,582
2012
2013
2014
2015
2016
2017
2018E
Europe
351,441
357,452
387,905
412,642
457,333
509,157
540,000
North America
181,191
200,939
219,444
235,128
240,836
266,543
280,000
Total Americas
229,565
252,930
267,546
277,315
280,827
315,395
330,000
A/P, China and Japan (1a)
363,399
399,395
438,510
409,923
443,938
570,443
590,000
Global Market
944,405
1,009,777
1,093,961
1,099,880
1,182,098
1,394,995
1,460,000
(1)  In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002.
(1a) Beginning in 2014 includes India local production
Industry
forecast
(light
blue
columns)
–
source:
Derived
from
DRI-WEFA
and
Oxford
Economic
Forecasts
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
Europe (FEM/JIVA) (3)
150,250
121,922
135,318
152,667
174,953
176,294
187,902
219,615
227,697
274,681
North America (2) (3)
106,590
120,679
154,167
162,725
152,763
178,456
192,192
197,436
205,033
145,967
Total Americas (2) (3)
114,411
127,308
162,261
171,682
168,170
193,413
207,018
209,843
223,499
161,316
A/P, China and Japan (3)
134,635
123,913
119,733
135,050
148,135
148,441
111,848
104,781
122,354
123,780
2002
2003
2004
2005
2006
2007
2008
2009
Europe (FEM/JIVA) (3)
256,717
263,972
286,546
302,158
337,326
382,047
376,945
201,352
North America (2) (3)
144,529
151,911
182,450
194,475
207,919
185,726
149,863
95,562
Total Americas (2) (3)
156,702
166,328
203,552
218,908
238,141
229,509
192,134
115,752
A/P, China and Japan (3)
129,333
146,334
171,000
195,386
222,074
250,684
257,604
199,159
Non-WITS Prior Year Information:
Lift
truck
market
size
history
–
source:
Industrial
Truck
Association,
Japan
Industrials
Vehicle
Association
("JIVA"),
European
Federation
of
Materials Handling ("FEM"), World Industrial Truck Association
(2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America.  Prior years are
North America Commercial only.
(3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region:
Americas
-
North
America
&
Government -
Retail
bookings
Americas -
Latin America -
Factory bookings
Europe & Japan -
Factory shipments
A/P & China -
Factory bookings

Solutions that DRIVE Productivity
Our Long-Term Philosophy

Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder value
Return on Capital
Employed and Market
Share Increase focus

Solutions that DRIVE Productivity
Our Investment in R&D
Lift Truck R&D Investment
$71
$70
$72
$78
$83
2014
2015
2016
2017
Est. 2018
2.6%
2.7%
2.9%
2.9%
2.7%
% of Revenue
$ in millions
•
Product Development Target -
2.5% of Sales
•
Actions to Achieve Target
Increase revenue
Modular architecture
India and China development centers
Process automation
Co-located suppliers

Solutions that DRIVE Productivity

Source: Audited 2017 financials, Chinese statutory report for all except bookings growth, which is unaudited
•
Established
in
2006
in
Fuyang
District
/
Founder:
Mr.
JinHong
Lu
•
600
employees
and
1.4
million
ft
2
office
and
factory
•
Original Equipment Manufacturer with design, manufacture, sales and service operations
•
Full production capabilities including fabrication, weld, paint & assembly
•
Domestic and export sales, with globally respected product, brand and distribution
2017 Performance
Volume:
6,765 units
Revenue:  $77M
Op Profit:  4.2%
13% Growth in Revenue
25% Growth in Bookings
Building a Platform to Grow in Emerging Markets with Hyster-Yale Maximal Forklift [Zhejiang] Co., Ltd.
On June 1, 2018, invested $90 Million for
75% controlling interest
•
25% ownership remains with seller and new company CEO
•
HY will pay up to an additional $10 Million after 3 years as incentive to the seller
•
With increased China presence, HY is also Establishing a
China-based Emerging Market Development Center
Impact of Investment:
•
Contributed $7.2m in sales and generated a $0.2m loss since acquisition
•
Expand low-cost, global manufacturing capabilities
•
Enhance access to competitive component sourcing
•
Strengthen utility and standard product portfolio
•
Enhance presence in China market and global utility and standard segments
•
Increase core brand share, and global group unit volume
•
Deliver accretive earnings by 2020 and contribute to Company’s achievement of 7% operating profit margin*
*Estimate does not include the impact of the $10M incentive payout or any potential purchase price accounting adjustments recorded after acquisition.

Solutions that DRIVE Productivity
Near Term Synergy Plan

•
Consolidate existing China operations
•
Insource and expand manufacturing
•
Leverage low cost sourcing
•
Introduce HY expertise
•
Implement HY best practices
Rationalize
Operations
Leverage Cost
Advantage
Improve
Operations
Enhance
Development
Expand
Products
Optimize
Distribution
Emerging Market
Development Center
Fuyang, China
HY Independent Global
Distribution
•
Maximize coverage
•
Maintain two channels to
target diverse markets
•
Optimize product line-up
•
Apply Hyster-Yale expertise to
enhance dealer performance
Maximal Global
Distribution
OPERATIONS
DEVELOPMENT
DISTRIBUTION
Leverage local design expertise
and regional supply base to deliver
right specification at right price
Product Development for:
•
Emerging markets
•
Global utility and standard product
segments

Projected
Investment
Return
Summary

Upside Case
Investment Case
2016
2017
2018
2019
2020
2021
2022
Impact on Global
Hyster-Yale Earnings
Investment case to deliver accretive
earnings with upside potential
*Graphic does not include impact of the $10M incentive payout or any potential purchase price accounting adjustments recorded after acquisition.
Upside Opportunities
•
Expand export and
aftermarket opportunities
Investment
Case
Synergy
Considerations
•
Rationalize
China
production
and
purchasing
•
Include
integration
investments
Solutions that DRIVE Productivity

Bolzoni Revenue by Product Line – LTM Q2 2018 47 Other Revenues 4% Forks 15% Lift Table 5% Attachments 76% $197.4M

Solutions that DRIVE Productivity
TOP 5 OEM CUSTOMERS

2017 CUSTOMER MIX
Bolzoni
Strategy: Enhance Strong OEM Relationships
Managed as separate business segment
Separation to maintain OEM information
integrity
ASIA 6%
OEM SALES BY REGION
Sales outside of Italy = 86.5% of 2017 Global Sales
Sales outside of Italy = 86.5% of 2017 Global Sales
57%
43%
AMERICAS
36%
EUROPE
58%
OEM 4
16.0%
OEM 1
29.4%
OEM 2
26.7%
OEM 3
21.5%
OEM 5
3.6%

Solutions that DRIVE Productivity
Bolzoni Strategy: Expand Rapidly in US market

Enhance people capabilities
Produce a complete range of attachments
Enhance
local design capability
Expand production capacity
Increase spare parts management
Grow
the customer base
Create specific marketing plans by customer segment
BOLZONI
AURAMO
–
USA

Solutions that DRIVE Productivity
Bolzoni Strategy: Synergies with HY

Develop Bolzoni
as global supplier of
attachments & forks to
HY globally
Accelerate growth of
attachment business
in North America
Leverage Bolzoni
manufacturing
capacity
Achieve procurement
and logistics cost
savings
Increase sales of HY forklift &
Bolzoni attachments by creating
high-quality product package
GROWTH
Promote through HY
distribution system

Solutions that DRIVE Productivity
Fuel Cell Solution Growth Opportunities

6,087
8,255
9,053
11,715
16,518
21,700
-
5,000
10,000
15,000
20,000
25,000
2012
2013
2014
2015
2016
2017
Population of Fuel Cell Powered Lift Trucks
in North America
Trend in population of fuel cell powered lift trucks in
North America expected to continue
(1)
Source: DOE Hydrogen and Fuel Cells Program Record. Record #17003.
May 25, 2017
(2)
2016 is the most recent DOE data available at time of publication. 2017 totals are company estimate.
(2)
Global
850,000+
electric trucks sold
per year
N. America
electric trucks sold
per year
175,000+
25-50%
Estimated up to
can benefit from fuel
cell solutions
DOE reported North America
(1)

Solutions that DRIVE Productivity
Lift Truck Power System Optimization: Cost and Robustness

2017
1H-18
2H-18
1H-19
2H-19
Cost
MTBF
Target
Product
Cost
and
Robustness
•
Approximately 40% reduction in costs by 2019
•
Double MTBF (mean time between failure)
Driven by
•
Strengthening supply chain
•
Internal process improvements
•
Product design and architecture

Solutions that DRIVE Productivity
Integrators
OEM’s
•
Speed to
Market
•
Close to customer
•
Quality Control
•
Control of IP
•
Long term partnership
•
Custom design and development
•
IP Transfer/ sharing
•
Economies of scale
L1
Fuel Cell Module
L0
Fuel Cell Stack
L1
Fuel Cell Module
L0
Fuel Cell Stack

Business Development Approach
Nuvera
L3
Fuel Cell
Hybrid Vehicle
L3
Fuel Cell
Hybrid Vehicle
L2
Fuel Cell Engine
L2
Fuel Cell Engine

Solutions that DRIVE Productivity
Expansion of Product Line

Demonstration in critical port
application in California
Performance benefits
•
Metal
plates
–
higher
durability
•
High power density
•
Open
flow
field
–
improved
fuel
efficiency
Modular, easily integrated solution
2019 Heavy duty engine
Leverage experience from
HY supply
Scale up manufacturing
capability
Planned localization for
China market
(post-2019)
Shown: Hyster 1150HD CH ICE configuration

Solutions that DRIVE Productivity
China Market Research and Engagement

Engaged China-based market research and segmentation study
•
Significant government incentives driving market interest
•
Several companies are early entrants, but market open to other partners
•
Nuvera technology is a strong fit at a competitive cost
Engaging with the Chinese Hydrogen Fuel Cell Industry and Businesses
China Central
Government Roadmap
2020
2025
2030
Vehicles
Deployed
5,000
Public Transport
50,000
Public Transport
Private Application
1 million
Total Units
Hydrogen Fueling Stations
100
300
1,000
•
Attended the Second China International Hydrogen & Fuel Cell 2017 Conference and Exhibition
•
Attended the 8
th
China International New Energy Vehicle 2018 Forum

Solutions that DRIVE Productivity
At
At Lift Truck Business
The Nuvera Plan 2018 +

•
Further develop engines for the lift truck market
•
Utilize Reinstated US Tax Credit
•
Introduce higher-power engines to enter new markets
•
Leverage EU growth opportunities
•
Leverage OEM / Integrators opportunities in China
•
Strengthen backlog
•
Further develop supply chain
•
Introduce higher power engines to enter new markets
•
Launch Orion® 2 fuel cell stack with increased power
density and lower cost
•
Target break even by late 2019
•
Achieve profitability at or above Hyster-Yale target
economics over longer term
•
Complete product line-up of Battery Box
Replacements (BBR)
•
Integrate FC engines into higher-capacity lift trucks
•
Start production at Greenville, NC plant
•
Continue to engage independent dealers in sales,
marketing and service
•
Continue to focus on reducing product costs to
target
•
Expand into EMEA and JAPIC markets
•
Achieve profitability at or above Hyster-Yale target
economics over longer term

Solutions that DRIVE Productivity
A Solid Investment Option

HYSTER-YALE
HYSTER-YALE
Strong Balance
Sheet
Cash Generation &
Commitment to
Shareholder Return
Investment & Growth in
Game Changing
Technologies
Leading Products &
Market Position
Strategies to Gain Share
in all Segments &
Markets
Customer Focused &
Solutions Oriented
Strong Return
on Capital